Exhibit 10.1

EXECUTION COPY

EXTENSION AND INCREASE AMENDMENT TO SENIOR SECURED

SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT

EXTENSION AND INCREASE AMENDMENT TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT, dated as of October 20, 2016 (this “Amendment”), is entered into by and among Energy Future Intermediate Holding Company LLC, a Delaware limited liability company (“EFIH”), EFIH Finance Inc., a Delaware corporation (“EFIH Finance” and, together with EFIH, the “Borrowers”), Deutsche Bank AG New York Branch, as administrative agent and collateral agent (the “Administrative Agent”) and the undersigned Lenders (as defined in the Credit Agreement).

PRELIMINARY STATEMENTS:

WHEREAS, the Borrowers, the Administrative Agent and the Lenders entered into that certain Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of June 19, 2014, (as amended, restated, extended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms used but not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrowers, the undersigned Lenders and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth;

WHEREAS, the Borrowers have requested that certain financial institutions signatory hereto (in such capacity, the “2016 Additional Lenders”) collectively provide term loan commitments (the “2016 Additional Term Loan Commitments”) hereunder, and make term loans pursuant hereto, in an aggregate principal amount of $75.0 million (the “2016 Additional Term Loans”) and each 2016 Additional Lender is prepared to provide a portion of such 2016 Additional Term Loans on, and subject to the occurrence of, the Extension and Increase Amendment Effective Date (as defined below), in the respective amounts set forth on Annex A hereto;

WHEREAS, Deutsche Bank Securities Inc. (“DBSI”) is acting as the sole lead arranger and sole bookrunner for this Amendment and the 2016 Additional Term Loans;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction (or waiver by the Administrative Agent) of the conditions precedent set forth in Section 4, hereby amended as follows:

(a) Schedule 1.1(a) of the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex B hereto.

(b) Section 1.1 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:

“2016 Additional Term Loans” shall mean the loans made by the Lenders pursuant to the Extension and Increase Amendment and in accordance with Section 2.13(h) of this Agreement.

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Engagement Letter” shall mean that certain Engagement Letter, dated as of August 31, 2016, among DBSI and EFIH.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Extension and Increase Amendment” shall mean that certain Extension and Increase Amendment to Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of October 20, 2016, among the Borrowers, the Administrative Agent and certain Lenders.

“Extension and Increase Amendment Effective Date” shall mean the date on which all of the conditions contained in Section 4 of the Extension and Increase Amendment have been satisfied (or waived by the Administrative Agent).

“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(c) The definition of “Loans” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Loan” shall mean any Term Loan or 2016 Additional Term Loan, in each case made by any Lender hereunder.

(d) The definition of “Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Maturity Date” shall mean the earliest to occur of (a) June 30, 2017; provided, however, that the Maturity Date shall be subject to a six-month extension as requested by the Borrower, if (1) as of the first day of such extension no Event of Default is continuing, (2) an Acceptable Reorganization Plan has been filed or confirmed, (3) to the extent not confirmed, a hearing has been scheduled for the confirmation of such Acceptable Reorganization Plan, (4) to the extent not confirmed, the EFIH Debtors are working in good faith to confirm such Acceptable Reorganization Plan, (5) the Borrower pays an extension fee in the amount of 0.25% of the then outstanding Term Loan Commitments and Loans on the date of such payment to the Administrative Agent for distribution to the Lenders on a pro rata basis based on the respective Term Loan Commitments and Loans held by each Lender, and (6) the maturity date of each Incremental Facility shall be simultaneously extended to a date not earlier than such extended Maturity Date (subclauses (1) through (6), the “Extension Conditions”); (b) the effective date of any Reorganization Plan; (c) the consummation of a sale of all or substantially all of the EFIH Debtors’ assets or stock under section 363 of the Bankruptcy Code; or (d) the acceleration of any Loans and the termination of any then outstanding Term Loan Commitments in accordance with the terms of this Agreement; provided, however, that the Maturity Date will occur in any event no later than December 30, 2017.

(e) The definition of “Lender Default” shall be amended by deleting “or” immediately prior to sub-clause (ii) of clause (c) and adding the following sub-clause (iii) before the “.” at the end of the definition:

“, or (iii) become the subject of a Bail-In Action”.

(f) A new Section 2.13(h) shall be added that states as follows:

Notwithstanding anything to the contrary in this Section 2.13, the Borrower may, on the Extension and Increase Amendment Effective Date, request an increase in the outstanding Term Loans (which increase shall be pari passu with the Term Loans outstanding immediately prior to the Extension and Increase Amendment Effective Date and shall be subject to the same terms and conditions as such Term Loans) in an aggregate principal amount not to exceed $75,000,000 (the “Increase”), provided that immediately after giving effect to the Increase, no Default or Event of Default shall exist and at the time that any such Increase is made or effected (and after giving effect thereto), the conditions in Section 5.15 shall be satisfied (or waived by the Administrative Agent).

(g) A new Section 11.22 shall be added that states as follows:

11.22 Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

SECTION 2. 2016 Additional Term Loans. Subject to the satisfaction (or waiver by the Administrative Agent) of the conditions precedent set forth in Section 4, on and as of the Extension and Increase Amendment Effective Date (as defined below):

(h) Each 2016 Additional Lender that is an existing Lender under the Credit Agreement hereby agrees that upon, and subject to the occurrence of the Extension and Increase Amendment Effective Date, such Lender’s Term Loan Commitment shall be increased, as contemplated by Section 2.13(h) of the Credit Agreement (after giving effect to the amendments in Section 1 hereof), by the amount set forth opposite such Lender’s name under the heading “2016 Additional Term Loan Commitment” on Annex A hereto.

(i) Each 2016 Additional Lender that is not an existing Lender under the Credit Agreement hereby agrees that upon, and subject to the occurrence of the Extension and Increase Amendment Effective Date, such Lender shall be deemed to be, and shall become, a “Lender” for all purposes of, and subject to all obligations of a “Lender” under, the Credit Agreement and the other Credit Documents, and shall have a Term Loan Commitment that is equal to the amount set forth opposite such Lender’s name under the heading “2016 Additional Term Loan Commitment” on Annex A hereto. The Borrowers and the Administrative Agent hereby agree that from and after the Extension and Increase Amendment Effective Date, each such 2016 Additional Lender shall be deemed to be, and shall become, a “Lender” for all purposes of, and with all the rights and remedies of a “Lender” under, the Credit Agreement and the other Credit Documents (after giving effect to this Amendment). From and after the Extension and Increase Amendment Effective Date, each reference in the Credit Agreement to any Lender’s Term Loan Commitment shall mean its Term Loan Commitment as committed or increased pursuant to this Amendment and as set forth opposite its name on Annex A hereto under the heading “2016 Additional Term Loan Commitment”.

(j) Each Additional Lender hereby agrees to make the 2016 Additional Term Loans to the Borrowers on the Extension and Increase Amendment Effective Date in a principal amount equal to its Term Loan Commitment (as set forth opposite its name on Annex A hereto under the heading “2016 Additional Term Loan Commitment”).

(k) Notwithstanding anything in this Amendment to the contrary, the 2016 Additional Term Loans shall be subject to the same terms and conditions as, and shall be deemed to be, “Loans” made under the Credit Agreement (after giving effect to the amendments in Section 1 hereof).

SECTION 3. Reference to and Effect on the Credit Documents.

(a) On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, and the other Credit Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

(c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Credit Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Credit Document.

(d) This Amendment shall be deemed a Credit Document for all purposes under the Credit Agreement.

SECTION 4. Conditions of Effectiveness. This Amendment shall become effective on the date on which the following conditions shall have been satisfied (or waived by the Administrative Agent) (the “Effective Date”):

(a) The Administrative Agent shall have received counterparts of this Amendment executed by the Borrowers, the Lenders, the 2016 Additional Lenders and any Replacement Lenders (as defined below) on, or prior to, 5:00 p.m., New York City time on October 13, 2016 (the “Consent Deadline”);

(b) The Administrative Agent shall have received a notice of borrowing (i) prior to 1:00 p.m. (New York City time) at least three Business Days prior to the Extension and Increase Amendment Effective Date if all or any of the 2016 Additional Term Loans are to be initially LIBOR Loans, and (ii) prior to 10:00 a.m. (New York City time) on the Extension and Increase Amendment Effective Date if all or any of the 2016 Additional Term Loans are to be ABR Loans, in each case specifying (x) the aggregate principal amount of 2016 Additional Term

Loans to be made, (y) the date of the Borrowing and (z) whether the 2016 Additional Term Loans shall consist of ABR Loans and/or LIBOR Loans and, if the 2016 Additional Term Loans are to include LIBOR Loans, the Interest Period to be initially applicable thereto;

(c) After giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties set forth in Section 6 of the Credit Agreement (as amended by this Amendment) are true and correct in all material respects as of the Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties (i) expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) or (ii) are already qualified as to “materiality”, “Material Adverse Effect” or similar language (in which case such representations and warranties shall be true and correct in all respects), and immediately prior to and after giving effect to the Effective Date, no Default or Event of Default shall have occurred and be continuing;

(d) The Administrative Agent shall have received a certificate of the secretary or an assistant secretary of the Borrowers confirming compliance with the conditions precedent set forth in clause (c) of this Section 4;

(e) An order or orders, in form and substance reasonably satisfactory to the Administrative Agent, approving (i) the Engagement Letter and (ii) this Amendment (collectively, the “Approval Orders”) (x) shall have been entered by the Bankruptcy Court in the Cases, upon motion and in form and substance reasonably satisfactory to the Administrative Agent, and (y) shall be in full force and effect and shall not have been reversed, modified, amended, stayed or vacated, and in the case of modification or amendment, in a manner that is adverse to the Lenders, without the consent of the Administrative Agent;

(f) The Administrative Agent shall have received the executed customary legal opinion (which legal opinion will address customary matters for a debtor-in-possession financing) of Kirkland & Ellis LLP, special New York counsel to the Borrower;

(g) The Administrative Agent shall have received (i) a copy of the resolutions of the board of directors, other managers or general partner of each Borrower (or a duly authorized committee thereof) authorizing the execution, delivery and performance of the Amendment (and any agreements relating thereto) and the amendments contemplated hereunder and (ii) true and complete copies of the Organizational Documents of each Borrower as of the Effective Date;

(h) The Borrowers shall have paid all reasonable and documented costs and expenses of the Administrative Agent in connection with this Amendment (including the reasonable and documented fees, disbursements and other charges of Shearman & Sterling LLP as counsel to the Administrative Agent);

(i) DBSI shall have received the fees due and payable on the Effective Date pursuant to the Engagement Letter;

(j) The Administrative Agent shall have received payment from or on behalf of the Borrowers for the account of each Existing Lender or New Lender (each as defined below) that has executed and delivered a counterpart of this Amendment at or prior to 5:00 p.m., New York City time, on October 13, 2016, a fee in an amount equal to 0.125% of the aggregate principal amount of the Loans held by such Existing Lender or New Lender immediately after giving effect to this Amendment; and

(k) The Administrative Agent shall have received payment from or on behalf of the Borrowers for the account of each 2016 Additional Lender a fee in an amount equal to 0.125% of the aggregate principal amount of the 2016 Additional Term Loans made by such 2016 Additional Lender; provided that, for the avoidance of doubt, no 2016 Additional Lender shall be entitled to receive any fee provided for in Section 4(j) hereof in respect of its 2016 Additional Term Loans.

SECTION 5. Representations and Warranties . Each of the Borrowers hereby represents and warrants to the Administrative Agent that, subject to the entry of the Approval Orders and the terms thereof:

(a) on and as of the date hereof (i) it has all requisite corporate or other organizational power and authority to enter into and perform its obligations under this Amendment and the Credit Agreement as amended hereby and (ii) this Amendment has been duly authorized, executed and delivered by it; and

(b) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such party, enforceable against it in accordance with their respective terms, subject only to any limitation under Laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or creditors’ rights generally; and (ii) general equitable principles including the discretion that a court may exercise in the granting of equitable remedies.

SECTION 6. Replacement Lenders. If any Lender declines or fails to consent to this Amendment by returning an executed counterpart of this Amendment to the Administrative Agent prior to the Consent Deadline, then pursuant to and in compliance with the terms of Section 11.7 of the Credit Agreement, such Lender may be replaced and its commitments and/or obligations purchased and assumed by either a new lender (a “New Lender”) or an existing Lender which is willing to consent to this Amendment (an “Existing Lender” and, together with any New Lender, the “Replacement Lenders”) upon execution of this Amendment (which will also be deemed to be the execution of an Assignment and Acceptance Agreement substantially in the form of Exhibit A hereto).

SECTION 7. Costs and Expenses. The Borrowers agree that all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent), are expenses that the Borrowers are required to pay or reimburse pursuant to Section 11.5 of the Credit Agreement.

SECTION 8. Execution in Counterparts. This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment, including by email with a pdf copy hereof attached, shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 9. Reaffirmation by Borrowers. Each Borrower hereunder unconditionally and irrevocably (a) ratifies and reaffirms as of the date hereof all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents and (b) ratifies and reaffirms as of the date hereof each grant of a Lien on, or security interest in, its property made pursuant to the Credit Documents and confirms that such Liens and security interests continue to have full force and effect at law, notwithstanding this Amendment and the amendments to the Credit Agreement effected hereby, to secure the Obligations under the Credit Documents, subject to the terms thereof.

SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND TO THE EXTENT APPLICABLE, THE BANKRUPTCY CODE.

SECTION 11. WAIVER OF RIGHT OF TRIAL BY JURY. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE CREDIT AGREEMENT AS AMENDED HEREBY, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 11 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Extension and Increase Amendment to Senior Secured Superpriority Debtor-in-Possession Credit Agreement to be executed by their respective authorized officers as of the date first above written.

Energy Future Intermediate Holding Company LLC,
as a Borrower

By:	/s/ Anthony R. Horton
Name: Anthony R. Horton
Title: Executive Vice President, Chief Financial Officer and Treasurer

EFIH Finance Inc.,
as a Borrower

By:	/s/ Anthony R. Horton
Name: Anthony R. Horton
Title: Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Extension and Increase Amendment to

Senior Secured Superpriority Debtor-in-Possession Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent and Collateral Agent

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

Signature Page to Extension and Increase Amendment to

Senior Secured Superpriority Debtor-in-Possession Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
as 2016 Additional Lender

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

Signature Page to Extension and Increase Amendment to

Senior Secured Superpriority Debtor-in-Possession Credit Agreement

[LENDER SIGNATURE PAGES ON FILE WITH ADMINISTRATIVE AGENT]

Signature Page to Extension and Increase Amendment to

Senior Secured Superpriority Debtor-in-Possession Credit Agreement

ANNEX A

2016 Additional Lender	2016 Additional Term Loan Commitment	Commitment Percentage
Deutsche Bank AG New York Branch	$75,000,000	100%
Total	$75,000,000	100%

ANNEX B

[ON FILE WITH ADMINISTRATIVE AGENT]

EXHIBIT A

FORM OF ASSIGNMENT AND ACCEPTANCE

This Assignment and Acceptance (this “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]5 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]6 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]7 hereunder are several and not joint.]8 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, modified or supplemented from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities9 identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by [the][any] Assignor.

[5]	For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.
[6]	For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.
[7]	Select as appropriate.
[8]	Include bracketed language if there are either multiple Assignors or multiple Assignees.
[9]	Include all applicable subfacilities.

1.	Assignor[s]:	_______________________________________

_______________________________________

2.	Assignee[s]:	_______________________________________

_______________________________________
[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.	Borrower:	Energy Future Intermediate Holding Company LLC and EFIH Finance Inc.

4.	Administrative Agent: Deutsche Bank AG New York Branch., as the Administrative Agent under the Credit Agreement

5.	Credit Agreement: Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of June 19, 2014, among Energy Future Intermediate Holding Company LLC, EFIH Finance Inc., the Lenders from time to time party thereto and Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent

6.	Assigned Interest:

Assignor[s][10]	Assignee[s][11]	Facility Assigned[12]	Aggregate Amount of Commitment / Loans for all Lenders[13]	Amount of Commitment / Loans Assigned	Percentage Assigned of Commitment / Loans[14]	CUSIP Number
			$_______	$_________	________%
			$_______	$_________	________%
			$_______	$_________	________%

[7.	Trade Date: ______________][15]

[10]	List each Assignor, as appropriate.
[11]	List each Assignee, as appropriate.
[12]	Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Term Loan Commitment”, etc.).
[13]	Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
[14]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
[15]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

Effective Date: __________, 20____ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE
[NAME OF ASSIGNOR]

By:
Title:

Consented to and Accepted:

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent

By:
Title:

Consented to:[16]

By:
Title:

[16]	Insert for the Borrower or any other entity whose consent is required under the credit agreement.

ANNEX 1 TO ASSIGNMENT AND ACCEPTANCE

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ACCEPTANCE

1. Representations and Warranties.

1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 11.6(b)(ii) and (iii) and (v) of the Credit Agreement (subject to such consents, if any, as may be required under Section 11.6(b)(i) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 8.1 of the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase [the][such] Assigned Interest and (vii) it is not a Disqualified Institution; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance. This Assignment and Acceptance and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York and, to the extent applicable, the Bankruptcy Code.